UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

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SkyWest, Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Your Vote Counts! SKYWEST, INC. 2021 Annual Meeting Vote by May 3, 2021 11:59 PM ET SKYWEST, INC. ATTN: ROBERT J. SIMMONS 444 SOUTH RIVER ROAD ST. GEORGE, UT 84790 D36457-P50756 You invested in SKYWEST, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 4, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper copy of voting material(s) by requesting prior to April 20, 2021. If you would like to request a copy of the voting material(s), you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 4, 2021 9:00 a.m., MDT Virtually at: www.virtualshareholdermeeting.com/SKYW2021 You may vote during the meeting when the polls are open. Have this notice in hand when accessing the meeting and follow the instructions. *The meeting will be held exclusively online via the Internet. V1 For complete information and to vote before the meeting, visit www.ProxyVote.com Control #

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items D36458-P50756 Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. 1. Election of Directors Nominees: 01) Jerry C. Atkin 04) Smita Conjeevaram07) Andrew C. Roberts10) James L. Welch 02) W. Steve Albrecht05) Meredith S. Madden08) Keith E. Smith 03) Russell A. Childs06) Ronald J. Mittelstaedt09) Steven F. Udvar - Hazy For 2. To consider and vote upon, on an advisory basis, the compensation of the Company’s named executive ofﬁcers. For 3. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting ﬁrm. For NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment thereof.